                                                                    Exhibit 10.6


                           FIFTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 9, 2001 (this "AGREEMENT"), is by and among CENTURY BUSINESS SERVICES, INC., a Delaware corporation (the "COMPANY"), the Lenders party to the Credit Agreement referred to below (the "LENDERS"), BANK OF AMERICA, N.A. as agent (the "AGENT"), and FLEET NATIONAL BANK, BANK ONE, MICHIGAN, LASALLE BANK NATIONAL ASSOCIATION AND PNC BANK, NATIONAL ASSOCIATION, each as Co-Agent (the "CO-AGENTS").

                                    RECITALS:

     WHEREAS, the Company, Agent, Co-Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 3, 1997, as amended and restated as of August 10, 1998, as amended and restated as of August 24, 1999 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"); and

     WHEREAS, the Company, Agent, Co-Agents and the Lenders wish to amend the Credit Agreement in certain respects as set forth herein, subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

     SECTION 2. AMENDMENTS AND WAIVERS TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

          (a) THE DEFINITIONS OF "ELIGIBLE RECEIVABLES" AND "OFFSHORE RATE" IN
ARTICLE I OF THE CREDIT AGREEMENT ARE HEREBY AMENDED BY DELETING SAID DEFINITIONS IN THEIR ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

          "ELIGIBLE RECEIVABLES" means:

               (i) at any time on or prior to March 31, 2001, (x) work-in-progress of the Company and each of its Wholly Owned Subsidiaries which are party to a Security Agreement (each, a "Tested Person") less than or equal to 120 days plus (y) the total face of the trade receivables less than or equal to 120 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied;

               (ii) thereafter but on and prior to September 29, 2001, (x) work-in-progress of each Tested Person less than or equal to 90 days plus (y) the total face of the trade receivables less than or equal to 120 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied; and

               (iii) at any time thereafter, (x) work-in-progress of each Tested Person less than or equal to 90 days plus (y) the total face of the trade receivables less than or equal to 90 days (related to the sale of goods and services other than to affiliates of the Company) of each Tested Person, calculated in accordance with GAAP, consistently applied.

          "OFFSHORE RATE" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the agent as follows:

     Offshore Rate :           IBOR
                     -------------------------------------------------
                         1.00 - Eurodollar Reserve Percentage

     Where,

          "EURODOLLAR RESERVE PERCENTAGE" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities"); and

          "IBOR" means the rate of interest per annum determined by the Agent as the rate at which dollar deposits in the approximate amount of B of A's Offshore Rate Loan for such Interest Period would be offered by B of A's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by B of A), to major banks in the offshore dollar interbank market at their request at approximately 10:00 a.m. (Chicago time) two Business Days prior to the commencement of such Interest Period.

          The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          (b) ARTICLE I OF THE CREDIT AGREEMENT IS AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN ALPHABETICAL ORDER:

          "FIFTH AMENDMENT" means the Fifth Amendment to the Amended and Restated Credit Agreement, dated as of November 9, 2001.

          (c) ARTICLE VIII OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING
SECTION 8.19 IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

               "8.19 EBITDA. The Company shall not, as of the last day of each period set forth below, permit its consolidated EBITDA for such period then ending to be less than the amount set forth below for such period:

          PERIOD                                                 AMOUNT

          January 1, 2001 through and                         $50,000,000
             including September 30, 2001
          January 1, 2001 through and                         $50,000,000
             including December 31, 2001
          Thereafter through and including                    $50,000,000
             June 30, 2002, the period of four fiscal
             quarters ending on the last day of
             each succeeding fiscal quarter
          Thereafter, the period of four fiscal               $55,000,000".
             quarters ending on the last day of
             each succeeding fiscal quarter


          (d) THE UNDERSIGNED LENDERS HEREBY WAIVE ANY DEFAULT OR EVENT OF DEFAULT ARISING OUT OF THE COMPANY'S NON-COMPLIANCE WITH SECTIONS 8.16 AND 8.17 OF THE CREDIT AGREEMENT FOR THE PERIOD ENDING SEPTEMBER 30, 2001.

     SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective upon the date (the "EFFECTIVE DATE") each of the following conditions have been satisfied:

          (a) EXECUTION AND DELIVERY. The Company and the Majority Lenders shall have executed and delivered this Agreement;

          (b) NO DEFAULTS. No Default or Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing;

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement, the Credit Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty expressly refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date;

          (d) REDUCTION OF COMMITMENT. The Company shall have delivered a notice to the Agent pursuant to SECTION 2.05 of the Credit Agreement permanently reducing the Revolving Loan Commitment to $100,000,000; and

          (e) AMENDMENT FEE. The receipt by the Agent, for distribution to the relevant Lender, from the Company of an amendment fee payable to each Lender executing this Amendment in an amount equal to .125% of such Lender's Revolving Loan Commitment (after giving effect to the reduction referred to in Section 3(d)).

     SECTION 4. REPRESENTATIONS AND WARRANTIES.

          (a) The Company represents and warrants (i) that it has full power and authority to enter into this Agreement and perform its obligations hereunder in accordance with the provisions hereof, (ii) that this Agreement has been duly authorized, executed and delivered by such party and (iii) that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          (b) The Company represents and warrants that the following statements are true and correct:

               (i) The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are and will be true and correct in all material respects on and as of the Effective Date; except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

               (ii) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default.

               (iii) The execution, delivery and performance of this Agreement by the Company do not and will not violate its respective certificate or articles of incorporation or by-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

               (iv) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required in connection with its execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

     SECTION 5. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "ANCILLARY DOCUMENTS") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver (except as specifically waived above) of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

     SECTION 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

     SECTION 8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.


                           [signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

                                  CENTURY BUSINESS SERVICES, INC.



                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF AMERICA, N.A., as Agent



                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF AMERICA, N.A., Individually as a
                                  Lender and as the Issuing Bank



                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FLEET NATIONAL BANK, as a Co-Agent
                                  and individually as a Lender


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  BANK ONE, MICHIGAN, as a Co-Agent and
                                  individually as a Lender


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  LASALLE BANK NATIONAL ASSOCIATION, as
                                  a Co-Agent and individually as a Lender


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  PNC BANK, NATIONAL ASSOCIATION, as a Co-
                                  Agent and individually as a Lender


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  COMERICA BANK

                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FIFTH THIRD BANK, NORTHEASTERN OHIO


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  HUNTINGTON NATIONAL BANK


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FIRSTAR BANK, N.A.


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FIRSTMERIT BANK, N.A.


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FIRST UNION NATIONAL BANK


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  U.S. BANK, N.A.


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title: